REA-SUMSUP

Summary Prospectus Supplement dated September 24, 2018

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Class A, C, R, R5, R6, Y and Investor Class shares of the Fund listed below:

Invesco Real Estate Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Paul Curbo	Portfolio Manager (co-lead)	2007
Grant Jackson	Portfolio Manager (co-lead)	2018
Joe Rodriguez, Jr.	Portfolio Manager (co-lead)	1995
Mark Blackburn	Portfolio Manager	2000
James Cowen	Portfolio Manager	2015
Darin Turner	Portfolio Manager	2009
Ping-Ying Wang	Portfolio Manager	2006”

REA-SUMSUP